SMITH BARNEY FUNDS, INC.
Managed Government FUND


Sub-Item 77-C

Registrant incorporates by reference Registrant's Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 dated February 8, 2005 filed on February 8, 2005.
(Accession No. 0001193125-05-022185)